                                                                    EXHIBIT 25.1


            THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(d) OF REGULATION S-T


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)

                                   ----------

                         YORKSHIRE POWER FINANCE LIMITED
               (Exact name of obligor as specified in its charter)

Cayman Islands                                               Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Wetherby Road, Scarcroft
Leeds LS14 3HS England
(Address of principal executive offices)                     (Zip code)

                                   ----------

               Junior Subordinated Deferrable Interest Debentures
                       (Title of the indenture securities)

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

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

   Superintendent of Banks of the State of   2 Rector Street, New York,
   New York                                  N.Y.  10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                             N.Y. 10045

   Federal Deposit Insurance Corporation     Washington, D.C. 20429

   New York Clearing House Association       New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of April, 1998.

                                                  THE BANK OF NEW YORK



                                                  By:     /S/LUCILLE FIRRINCIELI
                                                      --------------------------
                                                      Name:  LUCILLE FIRRINCIELI
                                                      Title: VICE PRESIDENT

                                                                       EXHIBIT 7


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                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                   in Thousands
ASSETS
Cash and balances due from depository
  institutions:
    Noninterest-bearing balances and
      currency and coin ..................................         $  5,742,966
    Interest-bearing balances ............................            1,342,769
Securities:
  Held-to-maturity securities ............................            1,099,736
  Available-for-sale securities ..........................            3,882,686
Federal funds sold and Securities
  purchased under agreements to
  resell .................................................            2,568,530
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .....................................35,019,608
  LESS: Allowance for loan and
    lease losses ..................................627,350
  LESS: Allocated transfer risk
    reserve .............................................0
  Loans and leases, net of unearned
    income, allowance, and reserve .......................           34,392,258
Assets held in trading accounts ..........................            2,521,451
Premises and fixed assets (including
  capitalized leases) ....................................              659,209
Other real estate owned ..................................               11,992
Investments in unconsolidated sub-
  sidiaries and associated com-
  panies .................................................              226,263
Customers liability to this bank on
  acceptances outstanding ................................            1,187,449
Intangible assets ........................................              781,664
Other assets .............................................            1,736,574
                                                                   ------------
Total assets .............................................         $ 56,153,567
                                                                   ============

LIABILITIES
Deposits:
  In domestic offices ....................................         $ 27,031,352
  Non-interest-bearing .........................11,899,507
  Interest-bearing .............................15,131,855
  In foreign offices, Edge and
  Agreement subsidiares, and IFBs ........................           13,794,449
  Non-interest bearing ............................590,999
  Interest-bearing .............................13,203,450
Federal funds purchased and Secu-
  rities sold under agreements to re-
  purchase ...............................................            2,338,881
Demand notes issued to the U.S.
  Treasury ...............................................              173,851
Trading liabilities ......................................            1,695,216
Other borrowed money:
  With remaining maturity of one
    year or less .........................................            1,905,330
  With remaining maturity of more
    than one year through three
    years ................................................                    0
  With remaining maturity of more
    than three years .....................................               25,664
Bank's liability on acceptances exe-
  cuted and outstanding ..................................            1,195,923
Subordinated notes and debentures ........................            1,012,940
Other liabilities ........................................            2,018,960
                                                                   ------------
Total liabilities ........................................           51,192,576
                                                                   ------------

EQUITY CAPITAL
Common stock .............................................            1,135,284
Surplus ..................................................              731,319
Undivided profits and capital
  reserves ...............................................            3,093,726
Net unrealized holding gains
  (losses) on available-for-sale se-
  curities ...............................................               36,866
Cumulative foreign currency transla-
  tion adjustments .......................................              (36,184)
                                                                   ------------
Total equity capital .....................................            4,951,011
                                                                   ------------
Total liabilities and equity capital .....................         $ 56,153,587
                                                                   ============

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in comformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi
     Alan R. Griffin          Directors
     J. Carter Bacot

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